                                                    Washington Federal, Inc.
                                                           Fact Sheet
                                                          June 30, 2005
                                                        ($ in Thousands)

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

                                               12/04 QTR                   3/05 QTR                    6/05 QTR
                                               --------                    --------                   ---------
Loan Loss Reserve - Total                    $   25,008                  $   24,994                  $   24,868
                  - General                      24,268                      24,362                      24,371
                  - Specific                        740                         631                         498
Net Charge-offs (Recoveries) for the Qtr            132                          14                          (8)
Nonperforming Assets - Total                     12,896                       9,082                       7,975
                     - REO                        2,094                       1,590                         643
                     - Nonaccrual                10,802                       7,492                       7,332
Troubled Debt Restructuring                         763                         766                         572

Capital Ratios - Tangible                     1,058,930        14.20%     1,080,322        14.37%     1,102,679        14.09%
               - Core                         1,058,930        14.20      1,080,322        14.37      1,102,679        14.09
               - Risk Based                   1,073,724        26.49      1,095,205        26.71      1,119,121        26.25

                                              12/04 QTR                    3/05 QTR      3/05 YTD      6/05 QTR      6/05 YTD
                                               --------                    --------      --------     ---------      --------
Loan Originations - Total                    $  563,971                  $  511,406    $1,075,377    $  667,886    $1,743,263
                  - Single-Family               282,033                     253,242       535,275       320,126       855,401
                  - Multi-Family                 32,596                      25,923        58,519        40,470        98,989
                  - Land                         72,727                      75,331       148,058       121,490       269,548
                  - Construction                176,615                     156,910       333,525       185,800       519,325

                                              12/04 QTR                    3/05 QTR      3/05 YTD      6/05 QTR      6/05 YTD
                                               --------                    --------      --------      --------      --------
Loan Servicing Fee Income                    $    1,572                  $    1,694    $    3,266    $    1,651    $    4,917
Other Fee Income                                    231                         237           468           237           705
                                               --------                    --------      --------      --------      --------
     Total Fee Income                        $    1,803                  $    1,931    $    3,734    $    1,888    $    5,622
                                               ========                    ========      ========      ========      ========

                                              12/04 QTR                    3/05 QTR      3/05 YTD      6/05 QTR      6/05 YTD
                                               --------                    --------      --------      --------      --------
Average Loans                                $5,203,795                  $5,422,200    $5,311,797    $5,643,508    $5,422,368
Average Earning Assets                        7,146,047                   7,380,416     7,261,943     7,571,048     7,364,978
Average Assets                                7,386,270                   7,586,058     7,478,002     7,777,389     7,586,711
Average Paying Liabilities                    6,070,724                   6,247,571     6,158,176     6,442,057     6,252,803
Operating Expenses/Average Assets                  0.65%                       0.74%         0.69%         0.66%         0.68%
Efficiency Ratio                                  17.62                       18.16         17.91         19.55         18.42
Amortization of Intangibles                  $      318                  $      306    $      624    $      293    $      917

Repayments                                    12/04 QTR                    3/05 QTR      3/05 YTD      6/05 QTR      6/05 YTD
----------                                     --------                    --------      --------      --------      --------
     Loans                                   $  400,142                  $  381,643    $  781,785    $  475,893    $1,257,678
     MBS                                         55,390                      46,100       101,490        53,199       154,689

EOP Numbers                                   12/04 QTR                    3/05 QTR                    6/05 QTR
-----------                                    --------                    --------                   ---------
Shares Issued and Outstanding                86,617,485 *                86,707,298                  86,777,363

Share repurchase information                  12/04 QTR                    3/05 QTR      3/05 YTD      6/05 QTR      6/05 YTD
----------------------------                   --------                    --------      --------      --------      --------
Remaining shares auth. for repurchase         3,310,014 *                 3,310,014     3,310,014     3,310,014     3,310,014
Shares repurchased                                  ---                         ---           ---           ---           ---
Average share repurchase price               $      ---                  $      ---    $      ---    $      ---    $      ---

* - Item has been adjusted for the Feb. 2005 10% stock dividend

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Tangible Book Value                           12/04 QTR                    3/05 QTR                    6/05 QTR
-------------------                            --------                    --------                   ---------
     $ Amount                                $1,077,486                  $1,091,196                  $1,116,338
     Per Share                                    12.44 *                     12.58                       12.86
# of Employees                                      749                         756                         770
Tax Rate - Going Forward                         35.50%                      35.50%                       35.50%

                                               12/04 QTR                    3/05 QTR                    6/05 QTR
                                             ----------------            ----------------            ----------------
Loan Portfolio by Category                     AMOUNT      %               AMOUNT      %               AMOUNT      %
--------------------------                     ------      -               ------      -               ------      -
     Single-Family Residential               $4,145,727  70.7%           $4,248,491  70.6%           $4,451,132  70.2%
     Multi-Family                               475,057   8.1               470,635   7.8               481,184   7.6
     Construction                               908,528  15.5               931,861  15.5               978,411  15.5
     Land                                       331,281   5.7               365,360   6.1               421,966   6.7
                                             ----------  ----            ----------  ----            ----------  ----
 Gross Loans (before ALL/Deferrals/LIP)      $5,860,593  100%            $6,016,347  100%            $6,332,693  100%
                                             ==========  ====            ==========  ====            ==========  ====

                                                     12/04 QTR                   3/05 QTR                    6/05 QTR
                                             -----------------------     -----------------------     -----------------------
Deposits by State                              AMOUNT      %      #        AMOUNT      %      #         AMOUNT      %      #
-----------------                              ------      -      -        ------      -      -         ------      -      -
     WA                                      $2,231,460  47.8%    43     $2,252,898  47.8%    43     $2,255,177   46.8%    43
     ID                                         492,592  10.6     16        500,663  10.6     16        504,357   10.5     16
     OR                                         813,237  17.4     26        836,936  17.7     27        862,457   17.9     27
     UT                                         279,902   6.0     10        287,686   6.1     10        291,300    6.1     10
     NV                                          65,199   1.4      2         63,361   1.3      3        103,619    2.2      3
     TX                                          35,805   0.8      2         35,412   0.7      2         36,162    0.8      2
     AZ                                         746,136  16.0     20        745,633  15.8     20        755,613   15.7     20
                                             ----------  ----    ---     ----------  ----    ---     ----------   ----    ---
     Total                                   $4,664,331  100%    119     $4,722,589  100%    121     $4,808,685   100%    121
                                             ==========  ====    ===     ==========   ====   ===     ==========   ====    ===

                                                  12/04 QTR                    3/05 QTR                    6/05 QTR
                                             ----------------            ----------------            ----------------
Deposits by type                               AMOUNT      %               AMOUNT      %               AMOUNT      %
----------------                               ------      -               ------     -                ------      -
Checking (noninterest)                       $   13,207   0.3%           $   12,560   0.3%           $   14,611   0.3%
NOW (interest)                                  181,962   3.9               181,300   3.8               176,537   3.7
Savings (passbook/stmt)                         219,151   4.7               210,080   4.4               200,176   4.2
Money Market                                    946,535  20.3               942,680  20.0               894,682  18.6
C.D.'s                                        3,303,476  70.8             3,375,969  71.5             3,522,679  73.2
                                             ----------  ----            ----------   ----           ----------  ----
Total                                        $4,664,331  100%           $4,722,589    100%           $4,808,685  100%
                                             ==========  ====            ==========   ====           ==========  ====

Deposits greater than $100,000 - EOP         $1,211,460                 $1,240,065                   $1,268,965

Brokered Deposits                            $      ---                 $      ---                   $      ---

* - Item has been adjusted for the Feb. 2005 10% stock dividend

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